UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2004

Bear Stearns Asset Backed Securities Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-91334 (Commission File Number)	13-3836437 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities Trust 2004-1, Asset-Backed Certificates, Series 2004-1, which was made on December 27, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly Distribution Report pursuant to Section 5.05 of the Pooling and Servicing Agreement for the distribution on December 27, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES INC., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: December 29, 2004
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-1
ABN AMRO Acct: 721757.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Administrator:
Rita Lopez 312.904.0351
rita.lopez@abnamro.com
Analyst:
Kevin Ma 714.259.6254
kevin.ma@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Other Related Information
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Historical REO Report
Page 2-4
Page 5-7

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BSABS041
BSABS041_200412_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
8-Apr-04
26-Apr-04
26-Jun-34
Parties to The Transaction
Issuer: Bear Stearns Asset Backed Securities, Inc./Bear Stearns Asset Backed Securities, Inc.
Depositor: Bear Stearns Asset Backed Securities, Inc.
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Fitch Ratings/Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

23-Dec-2004 - 08:00 (Q166-Q177) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
8.909048%
2.180000%
2.417500%
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
264
REMIC III
Statement Date:
ABN AMRO Acct: 721757.2
612.817403992
44.990484338
0.000000000
567.826919654
1.245381125
2.597500000%
0.00
0.00
0.000000000
2.36000000%
0.000000000
07384YSV9
A-1
158,216,000.00
96,957,518.39
7,118,214.47
0.00
89,839,303.92
197,039.22
1000.000000000
0.000000000
0.000000000
1000.000000000
2.325000163
2.937500000%
0.00
0.00
0.000000000
2.70000000%
0.000000000
07384YSW7
A-2
30,761,000.00
30,761,000.00
0.00
0.00
30,761,000.00
71,519.33
1000.000000000
0.000000000
0.000000000
1000.000000000
4.166666813
Fixed
0.00
0.00
0.000000000
5.00000000%
0.000000000
N
07384YSX5
A-IO
22,837,000.00
22,837,000.00
0.00
0.00
22,837,000.00
95,154.17
1000.000000000
0.000000000
0.000000000
1000.000000000
2.436944460
3.067500000%
0.00
0.00
0.000000000
2.83000000%
0.000000000
07384YSY3
M-1
17,699,000.00
17,699,000.00
0.00
0.00
17,699,000.00
43,131.48
1000.000000000
0.000000000
0.000000000
1000.000000000
3.168889074
3.917500000%
0.00
0.00
0.000000000
3.68000000%
0.000000000
07384YSZ0
M-2
11,990,000.00
11,990,000.00
0.00
0.00
11,990,000.00
37,994.98
1000.000000000
0.000000000
0.000000000
1000.000000000
3.943888767
4.817500000%
0.00
0.00
0.000000000
4.58000000%
0.000000000
07384YTF3
M-3
4,567,000.00
4,567,000.00
0.00
0.00
4,567,000.00
18,011.74
1000.000000000
0.000000000
0.000000000
1000.000000000
4.245279547
5.167500000%
0.00
0.00
0.000000000
4.93000000%
0.000000000
07384YTA4
B-1
2,826,000.00
2,826,000.00
0.00
0.00
2,826,000.00
11,997.16
1000.000000000
0.000000000
0.000000000
1000.000000000
5.321668828
6.417500000%
0.00
0.00
0.000000000
6.18000000%
0.000000000
07384YTB2
B-2
2,313,000.00
2,313,000.00
0.00
0.00
2,313,000.00
12,309.02
0.000000000
0.000000000
0.000000000
0.000000000
0.351920013
0.00
80,368.99
0.351920013
N/A
0.000000000
N
B-IO
228,372,888.87
0.00
0.00
0.00
0.00
80,368.99
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSQ1758
R-I
50.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSQ1766
R-II
50.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSQ1774
R-III
50.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
80,368.99
228,372,150.00
167,113,518.39
7,685,740.56
Total
159,995,303.92
7,118,214.47
0.00
567,526.09
23-Dec-2004 - 08:00 (Q166-Q177) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
8.909048%
2.180000%
2.417500%
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
264
Basis Risk Shortfall Distribution
Statement Date:
ABN AMRO Acct: 721757.2
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YSV9
A-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YSW7
A-2
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YSX5
A-IO
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YSY3
M-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YSZ0
M-2
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YTF3
M-3
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YTA4
B-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YTB2
B-2
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
23-Dec-2004 - 08:00 (Q166-Q177) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
8.909048%
2.180000%
2.417500%
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
264
Yield Maintenance Account Payment
Statement Date:
ABN AMRO Acct: 721757.2
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
A-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
A-2
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
M-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
M-2
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
M-3
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
B-1
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
B-2
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
Excess YM
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
23-Dec-2004 - 08:00 (Q166-Q177) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-1
ABN AMRO Acct: 721757.2
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
881,264.48
0.00
)
(26,476.24
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
1,243,521.08
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
26.60
Total
26.60
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current
Advanced
Total Scheduled
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
1,219,391.54
)
(2,175.09
0.00
0.00
0.00
)
(2,175.09
229,176.42
89,399.79
318,576.21
22,607.50
6,093,943.01
33,397.38
0.00
0.00
6,149,947.89
6,468,524.10
7,687,915.64
7,685,740.54
174,007,563.24
2,689
318,576.21
6,116,550.51
66
0.00
155,013.71
1
0.00
0
167,417,422.81
2,622
184,001.04
957,002.60
89,399.79
388,732.84
200,791.96
1,008,959.60
50,632.38
0.00
)
(26,476.24
21,870.78
46,026.91
26,476.24
0.00
0.00
0.00
26,476.24
26,476.24
0.00
Advance Summary (Advance Made by Servicer)
)
(24,156.14
1,217,216.44
Interest Not Advanced (
Current Period
)
0.00
388,732.84
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(336,775.83
)
(72,608.87
0.00
0.00
0.00
Current
121,616.33
Cumulative
152,238.45
% of Cutoff Balance
%
0.07
Realized Loss
Distribution
Cumulative
749,463.96
2,344,640.19
3,094,104.15
803,926.29
56,830,506.42
55,823.38
0.00
0.00
60,784,360.24
57,690,256.09

23-Dec-2004 - 08:00 (Q166-Q177) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-1
ABN AMRO Acct: 721757.2
Statement Date:
Cash Reconciliation Summary Fixed Rate Mortgage Loans
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
470,048.74
0.00
)
(13,086.51
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
652,134.77
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
26.60
Total
26.60
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current
Advanced
Total Scheduled
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
639,687.02
)
(1,070.97
0.00
0.00
0.00
)
(1,070.97
160,522.17
58,520.96
219,043.13
15,127.82
2,623,790.50
0.00
0.00
0.00
2,638,918.32
2,857,961.45
3,497,648.47
3,496,577.51
85,677,225.23
1,703
219,043.13
2,638,918.32
39
0.00
0.00
0
0.00
0
82,819,263.78
1,664
112,299.69
450,854.58
58,520.96
195,172.54
125,711.56
480,720.59
25,560.86
0.00
)
(13,086.51
10,137.99
22,612.33
13,086.51
0.00
0.00
0.00
13,086.51
13,086.51
0.00
Advance Summary (Advance Made by Servicer)
)
(12,474.34
638,616.06
Interest Not Advanced (
Current Period
)
0.00
195,172.54
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(165,306.54
)
(45,109.09
0.00
0.00
0.00
Current
0.00
Cumulative
29,581.88
% of Cutoff Balance
%
0.01
Realized Loss
Distribution
Cumulative
481,229.32
1,606,387.34
2,087,616.66
181,184.20
23,820,304.24
22,426.00
0.00
0.00
26,111,531.10
24,023,914.44

23-Dec-2004 - 08:00 (Q166-Q177) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-1
ABN AMRO Acct: 721757.2
Statement Date:
Cash Reconciliation Summary Adjustable Rate Mortgage Loans
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
411,215.74
0.00
)
(13,389.72
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
591,386.31
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current
Advanced
Total Scheduled
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
579,704.52
)
(1,104.13
0.00
0.00
0.00
)
(1,104.13
68,654.25
30,878.83
99,533.08
7,479.68
3,470,152.51
33,397.38
0.00
0.00
3,511,029.57
3,610,562.65
4,190,267.17
4,189,163.04
88,330,338.01
986
99,533.08
3,477,632.19
27
0.00
155,013.71
1
0.00
0
84,598,159.03
958
71,701.35
506,148.01
30,878.83
193,560.30
75,080.40
528,239.01
25,071.52
0.00
)
(13,389.72
11,732.79
23,414.58
13,389.72
0.00
0.00
0.00
13,389.72
13,389.72
0.00
Advance Summary (Advance Made by Servicer)
)
(11,681.79
578,600.39
Interest Not Advanced (
Current Period
)
0.00
193,560.30
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(171,469.30
)
(27,499.78
0.00
0.00
0.00
Current
121,616.33
Cumulative
122,656.57
% of Cutoff Balance
%
0.05
Realized Loss
Distribution
Cumulative
268,234.64
738,252.85
1,006,487.49
622,742.09
33,010,202.18
33,397.38
0.00
0.00
34,672,829.14
33,666,341.65

23-Dec-2004 - 08:00 (Q166-Q177) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-1
ABN AMRO Acct: 721757.2
Bond Interest Reconciliation
Interest
Losses
Current
Cumulative
Accrual
Interest
Payment
Amount
Interest
Certificate
Forward
Carry-
Certificate
Method Days
Statement Date:
Distributable
Applied Realized
Remainin
Int. Carry-
forward
PTR
Sched
Prin
Unsched
Prin
Extra
Prin
Capping
Subsequent
Recovery
Liquidation
Proceeds
Principal Allocation
Allocation
of Excess
YM
Remaining
Carry
Forward
Total
Carry
Forward
Basis Risk
Total Int.
0.00
A-1
31
197,039.22
197,039.22
197,039.22
Act/360
0.00
0.00
0.00
318,576.21
N
0.00
0.00
0.00
0.00
0.00
6,149,947.89
649,690.37
0.00
A-2
31
71,519.33
71,519.33
71,519.33
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-IO
30
95,154.17
95,154.17
95,154.17
30/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M-1
31
43,131.48
43,131.48
43,131.48
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M-2
31
37,994.98
37,994.98
37,994.98
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M-3
31
18,011.74
18,011.74
18,011.74
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B-1
31
11,997.16
11,997.16
11,997.16
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B-2
31
12,309.02
12,309.02
12,309.02
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
487,157.10
487,157.10
487,157.10
0.00
0.00
0.00
318,576.21
0.00
0.00
0.00
0.00
0.00
6,149,947.89
649,690.37
23-Dec-2004 - 08:00 (Q166-Q177) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-1
ABN AMRO Acct: 721757.2
Other Related Information
Statement Date:
Excess Cashflow
Excess Yield Maintenance
80,368.99
Trigger Event
0.00
3 month Rolling Delinquency Rate
%
16.08
No
$7,422,118.89
Overcollateralization Amount
Target Overcollateralization
$7,422,118.89

23-Dec-2004 - 08:00 (Q166-Q177) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-1
ABN AMRO Acct: 721757.2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
7.51%
7.30%
2.40%
2.62%
92
3.51%
5,617,179
3.36%
3.36%
4.57%
0.11%
0.18%
27-Dec-04
197
12,224,868
63
4,380,100
88
7,643,935
3
294,084
2,179
137,257,257
83.10%
81.99%
7.40%
7.88%
3.09%
3.16%
91
3.38%
5,995,782
3.45%
2.31%
3.10%
0.15%
0.26%
26-Nov-04
199
13,719,368
83
5,505,912
62
5,393,076
4
449,354
2,250
142,944,071
83.67%
82.15%
7.43%
8.04%
2.94%
3.39%
87
3.15%
5,030,344
2.79%
1.89%
2.68%
0.11%
0.23%
25-Oct-04
205
14,491,805
81
6,101,110
52
4,824,652
3
417,130
2,330
149,327,075
84.48%
82.87%
7.01%
7.28%
2.62%
2.90%
75
2.65%
3,987,614
2.15%
1.66%
2.29%
0.11%
0.23%
27-Sep-04
198
13,503,396
74
5,385,618
47
4,250,973
3
417,511
2,429
157,946,424
85.95%
85.15%
6.62%
7.10%
2.59%
2.88%
61
2.08%
3,173,398
1.62%
1.40%
2.30%
0.03%
0.03%
25-Aug-04
194
13,889,677
76
5,628,312
41
4,496,464
1
49,958
2,558
168,481,434
87.27%
86.08%
7.01%
7.39%
2.19%
2.51%
46
1.53%
3,046,061
1.50%
1.03%
1.18%
0.00%
0.00%
26-Jul-04
211
14,963,366
66
5,074,915
31
2,392,081
0
0
2,656
176,974,224
88.24%
87.42%
5.52%
5.86%
2.53%
2.47%
32
1.04%
2,595,004
1.24%
0.65%
0.69%
0.00%
0.00%
25-Jun-04
170
12,247,204
78
5,168,040
20
1,444,643
0
0
2,782
187,438,099
90.27%
89.73%
5.47%
5.03%
1.65%
1.99%
17
0.54%
856,653
0.40%
0.29%
0.58%
0.00%
0.00%
25-May-04
172
10,843,591
52
4,292,731
9
1,241,650
0
0
2,892
198,174,248
92.04%
92.00%
5.37%
5.76%
1.65%
1.57%
2
0.06%
449,481
0.20%
0.03%
0.02%
0.00%
0.00%
26-Apr-04
173
12,863,795
53
3,503,681
1
47,274
0
0
2,990
206,635,058
92.89%
92.45%

23-Dec-2004 - 08:00 (Q166-Q177) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-1
ABN AMRO Acct: 721757.2
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Dec-04
0
0
1
39,772
20
1,281,569
13
1,044,871
86
7,525,781
1,898,175
37
0.00%
0.00%
0.04%
0.02%
3.28%
4.50%
0.76%
0.77% 0.50%
0.62% 1.41%
1.13%
0.04%
0.05%
5.95%
4.82%
1
78,382
156
8,074,785
0
0
0
0
0
3
294,084
0.00%
0.00%
0.00%
0.11%
0.00%
0.00%
0.00%
0.18%
0
26-Nov-04
0
0
2
53,801
18
1,412,634
15
1,004,214
60
5,339,275
1,817,582
35
0.00%
0.00%
0.07%
0.03%
2.23%
3.07%
0.67%
0.81% 0.56%
0.58% 1.30%
1.04%
0.00%
0.00%
6.02%
4.71%
0
0
162
8,195,481
0
0
0
0
0
4
449,354
0.00%
0.00%
0.00%
0.15%
0.00%
0.00%
0.00%
0.26%
0
25-Oct-04
0
0
2
63,178
27
1,758,399
17
929,242
49
4,436,686
1,451,054
31
0.00%
0.00%
0.07%
0.04%
1.78%
2.46%
0.98%
0.98% 0.62%
0.52% 1.12%
0.81%
0.04%
0.18%
5.87%
4.65%
1
324,788
162
8,372,304
0
0
0
0
0
3
417,130
0.00%
0.00%
0.00%
0.11%
0.00%
0.00%
0.00%
0.23%
0
27-Sep-04
0
0
3
130,649
31
2,046,871
15
920,266
43
4,097,202
1,159,226
26
0.00%
0.00%
0.11%
0.07%
1.52%
2.21%
1.10%
1.10% 0.53%
0.50% 0.92%
0.62%
0.04%
0.01%
6.19%
4.75%
1
23,122
175
8,809,338
0
0
0
0
0
3
417,511
0.00%
0.00%
0.00%
0.11%
0.00%
0.00%
0.00%
0.23%
0
25-Aug-04
0
0
1
18,279
31
1,876,864
13
705,701
40
4,478,185
1,356,401
23
0.00%
0.00%
0.03%
0.01%
1.36%
2.29%
1.06%
0.96% 0.44%
0.36% 0.78%
0.69%
0.00%
-0.00%
6.69%
5.25%
0
0
196 10,277,411
0
0
0
0
0
1
49,958
0.00%
0.00%
0.00%
0.03%
0.00%
0.00%
0.00%
0.03%
0
26-Jul-04
1
18,411
0
0
32
2,315,589
12
764,867
30
2,373,670
1,189,707
16
0.03%
0.01%
0.00%
0.00%
1.00%
1.17%
1.06%
1.14% 0.40%
0.38% 0.53%
0.59%
0.00%
0.00%
6.91%
5.41%
0
0
208 10,955,868
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jun-04
0
0
3
138,099
30
2,132,795
10
534,613
16
1,278,379
1,010,004
14
0.00%
0.00%
0.10%
0.07%
0.52%
0.61%
0.97%
1.02% 0.32%
0.26% 0.45%
0.48%
0.03%
0.01%
6.98%
5.47%
1
28,165
215 11,427,494
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-May-04
0
0
0
0
32
2,003,360
15
831,357
8
1,117,864
418,175
7
0.00%
0.00%
0.00%
0.00%
0.25%
0.52%
1.02%
0.93% 0.48%
0.39% 0.22%
0.19%
0.03%
0.06%
7.00%
5.46%
1
123,786
220 11,751,432
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Apr-04
0
0
0
0
31
2,158,133
14
715,013
1
47,274
0
0
0.00%
0.00%
0.00%
0.00%
0.03%
0.02%
0.96%
0.97% 0.43%
0.32% 0.00%
0.00%
0.00%
0.00%
6.99%
5.25%
0
0
225 11,742,929
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Dec-2004 - 08:00 (Q166-Q177) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 721757.2
Series 2004-1
27-Dec-04
2,622
80.36%
167,417,423
73.31%
2.45%
3.50%
0
0.00%
0
0.00%
1
0.04%
155,014
0.09%
1
0.04%
121,616
0.07%
264
275
8.91%
8.39%
0
0
66
6,093,943
26-Nov-04
2,689
82.41%
174,007,563
76.19%
2.47%
3.23%
0
0.00%
0
0.00%
1
0.04%
13,915
0.01%
1
0.04%
6,574
0.00%
265
276
8.92%
8.40%
0
0
68
5,825,859
25-Oct-04
2,758
84.52%
180,192,118
78.90%
2.37%
2.65%
0
0.00%
0
0.00%
1
0.04%
27,674
0.01%
1
0.04%
23,008
0.01%
267
277
8.93%
8.42%
0
0
67
4,916,414
27-Sep-04
2,826
86.61%
185,491,536
81.22%
3.58%
5.05%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
268
278
8.93%
8.42%
0
0
105
9,874,755
25-Aug-04
2,931
89.83%
195,719,243
85.70%
2.59%
3.07%
0
0.00%
0
0.00%
1
0.03%
1,040
0.00%
1
0.03%
1,040
0.00%
270
280
8.93%
8.42%
0
0
78
6,220,925
26-Jul-04
3,010
92.25%
202,450,647
88.65%
2.34%
2.83%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
272
282
8.93%
8.42%
0
0
72
5,901,984
25-Jun-04
3,082
94.45%
208,892,990
91.47%
1.91%
2.81%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
273
283
8.93%
8.42%
0
0
60
6,044,172
25-May-04
3,142
96.29%
215,408,872
94.32%
2.36%
3.34%
0
0.00%
0
0.00%
1
0.03%
29,286
0.01%
0
0.00%
)
(18,867
-0.01%
274
285
8.92%
8.41%
0
0
76
7,456,474
26-Apr-04
3,219
98.65%
223,499,289
97.87%
1.35%
1.97%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
1
0.03%
)
(17,827
-0.01%
275
286
8.93%
8.42%
0
0
44
4,495,981
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Dec-2004 - 08:00 (Q166-Q177) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-1
ABN AMRO Acct: 721757.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
200412
000000000000567
155,013.71
50,330.86
16,933.48
33,397.38
121,616.33
32.47%
21.54%
Not Avail.
Not Avail.
200411
000000000001476
13,915.02
8,300.00
170.30
7,341.36
6,573.66
59.65%
52.76%
Not Avail.
Not Avail.
200410
000000000001659
27,673.74
10,000.00
2,445.94
4,665.52
23,008.22
36.14%
16.86%
Not Avail.
Not Avail.
200408
000000000000820
1,040.24
0.00
1,862.84
0.00
1,040.24
0.00%
0.00%
Not Avail.
Not Avail.
200405
000000000000133
29,286.49
0.00
0.00
48,153.86
)
(18,867.37
0.00%
0.00%
Not Avail.
Not Avail.
226,929.20
68,630.86
21,412.56
93,558.12
133,371.08
155,013.71
121,616.33
33,397.38
16,933.48
50,330.86
Current Total
Cumulative
23-Dec-2004 - 08:00 (Q166-Q177) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Dec-04
27-Dec-04
26-Nov-04
25-Jan-05
24-Dec-04
Asset-Backed Certificates
Series 2004-1
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 721757.2
23-Dec-2004 - 08:00 (Q166-Q177) (c) 2004 LaSalle Bank N.A.